UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2015

Date of Report (Date of Earliest Event Reported)

WORLD MONITOR TRUST III – SERIES J

(Exact name of Registrant as Specified in its Charter)

Delaware	333-119612	20-2446281
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation or Organization)

1211 Avenue of the Americas, Suite 2701 – New York, NY 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 596-3480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 5, 2015 World Monitor Trust III Series J (the “Registrant”) distributed a notice to its investors in order to explain certain changes to the trading advisors lineup of the managing owner of the Registrant. A copy of the notice is attached as Exhibit 99.1 to this report and is incorporate herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Notice to Members dated May 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities indicated on December 26, 2014.

WORLD MONITOR TRUST III – SERIES J

	By:	Kenmar Preferred Investments, LLC
its Managing Owner

Date: May 5, 2015		By:	David Spohr
Name: David Spohr
Title: Chief Operating Officer